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                                                                  EXECUTION COPY

                         FOURTH AMENDMENT AND WAIVER TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS FOURTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AGREEMENT (this "FOURTH AMENDMENT"), dated as of January 31, 2001, is among QUIXOTE CORPORATION, a Delaware corporation ("QUIXOTE"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc., a Delaware corporation and Roadway Safety Service, Inc., a Delaware corporation) ("EAS"), QUIXOTE TRANSPORTATION SAFETY, INC., a Delaware corporation (f/k/a TranSafe Corporation) ("TRANSPORTATION"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("SPIN-CAST"), E-TECH TESTING SERVICES, INC., a Delaware corporation ("E-Tech"), SAFE-HIT CORPORATION, a Nevada corporation ("SAFE-HIT"), HIGHWAY INFORMATION SYSTEMS, INC., a Delaware corporation ("HIS"), NU-METRICS, INC., a Pennsylvania corporation ("NU-METRICS"), QUIXOTE TRANSPORTATION SAFETY (ASIA PACIFIC) PTY LIMITED (f/k/a Energy Absorption Systems PTY Limited), an Australian corporation ("QTS AUSTRALIA"), QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC., a Delaware corporation ("QTS EUROPE"), NATIONAL SIGNAL, INC., a California corporation ("NATIONAL SIGNAL"), ENERGY ABSORPTION SYSTEMS (EUROPE), INC., a Delaware corporation ("EAS EUROPE"), TRANSAFE CORPORATION, a Delaware corporation ("TRANSAFE") certain lenders signatory hereto ("LENDERS"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as agent for the Lenders hereunder ("AGENT"). Quixote, EAS, Transportation, Spin-Cast, E-Tech, Safe-Hit, HIS, Nu-Metrics, EAS Australia, EAS Europe and TranSafe are individually and collectively referred to herein as "BORROWER." This Fourth Amendment shall amend that certain Amended and Restated Loan Agreement dated as of June 30, 1997 among the Borrower, the Lenders and the Agent, as previously amended by that certain First Amendment to Revolving Credit Agreement dated as of May 31, 1998, that certain Second Amendment and Waiver to Amended and Restated Loan Agreement dated as of March 15, 1999 and that certain Third Amendment and Waiver to Amended and Restated Loan Agreement dated as of May 17, 2000 (as amended, restated, modified or supplemented, the "LOAN AGREEMENT").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Loan Agreement;

         WHEREAS, Energy Absorption Systems PTY Limited, an Australian corporation, and a Borrower hereunder changed its name to Quixote
Transportation Safety (Asia Pacific) PTY Limited, an Australian corporation;

         WHEREAS, on January 16, 2001, Transportation acquired all of the outstanding capital stock of National Signal and National Signal became and remains a wholly-owned Subsidiary of Transportation;

         WHEREAS, QTS Europe was newly incorporated as a Delaware corporation and is a wholly-owned Subsidiary of EAS;

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         WHEREAS, each Borrower desires to make National Signal and QTS
Europe a Borrower under the Loan Agreement;

         WHEREAS, the Borrower has requested that the Agent and the Lenders waive any Default or Event of Default under SECTION 7.3 of the Loan Agreement arising out of the Borrower's assumption and immediate repayment of Indebtedness in the amount of approximately $1,700,000 in connection with the acquisition of National Signal, as described herein;

         WHEREAS, the Borrower has, among other amendments, requested an extension of one year on the maturity dates for the Revolving Credit Loans, the Conversion Date, and the Term Loans, and the Lenders and the Agent have agreed to amend the Loan Agreement in this and other respects as set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1.       AMENDMENTS TO THE LOAN AGREEMENT.

         1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

         1.2 SECTION 1. SECTION 1 of the Loan Agreement is hereby amended as of the date hereof by:

                  (a) deleting the references to the dates "October 31, 2002" and "October 31, 2006" in the definition of "Commitment Termination Date" and replacing them with the dates "October 31, 2003" and "October 31, 2007" respectively; and

                  (b) deleting the reference to the date "November 1, 2002" in the definition of "Conversion Date" and replacing it with the date "November 1, 2003".

         1.3 SECTION 7.3. SECTION 7.3 of the Loan Agreement is hereby amended by deleting the "." at the end thereof and replacing it with the following:

                  "; and (xv) Indebtedness under that certain Promissory Note dated January 16, 2001 in the original principal amount of $900,000 by Quixote Transportation Safety, Inc. in favor of Mark Fernandez and Indebtedness under that certain Promissory Note dated as of January 16, 2001 in the original principal amount of $600,000 by Quixote Transportation Safety, Inc. in favor of Guadalupe Martinez."

         1.4 EXHIBITS. EXHIBITS A, B, C and E to the Loan Agreement are deleted in their entirety and EXHIBITS A, B, C and E attached hereto are substituted in lieu thereof.

         1.5 DEFINITION OF "BORROWER". The parties hereto hereby agree that National Signal and QTS Europe will henceforth each individually be a "Borrower" under the Loan Agreement and, together with Quixote, EAS, Transportation, Spin-Cast, E-Tech, Safe-Hit, HIS, Nu-Metrics,

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QTS Australia, EAS Europe and TranSafe, shall collectively henceforth be the
"Borrower" under the terms of the Loan Agreement. The definition of "Borrower" set forth in the preamble to the Loan Agreement is hereby amended to mean the entities, individually and collectively, set forth in this
SECTION 1.5.

         1.6 SCHEDULE 1. SCHEDULE 1 is attached hereto and made a part hereof and a part of the Loan Agreement. The Borrower has included the information set forth in SCHEDULE 1 in order to amend and supplement the information provided by the Borrower on the Closing Date in the various schedules to the Loan Agreement and in order to make the information contained therein accurate and complete as of the date hereof.

2.       WAIVER.

         The Agent and the Required Lenders hereby waive any Default or Event of Default under SECTION 7.3 of the Loan Agreement arising out of the Borrower's assumption of Indebtedness in the amount of approximately $1,700,000 in connection with the acquisition of National Signal, which Indebtedness was immediately repaid in full on the closing date of such acquisition. The waiver by the Agent and the Required Lenders as described above shall not operate as a consent or waiver of (i) any other right, power or remedy of the Agent or the Lenders under the Loan Documents, or (ii) any other Default or Event of Default under the Loan Agreement. Such waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made or given.

3.       REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby remakes, as at the date of execution hereof, all of the representations and warranties set forth in SECTION 4 of the Loan Agreement as amended hereby and as amended and supplemented by SCHEDULE 1 hereto, and additionally represents and warrants that: (a) the borrowings under the Loan Agreement as amended hereby, the execution and delivery by the Borrower of this Fourth Amendment and the performance by the Borrower of its obligations under this Fourth Amendment and the Loan Agreement as amended hereby are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; (b) no Default or Event of Default under the Loan Agreement as amended hereby has occurred and is continuing on the date of execution hereof; and (c) the information provided herein and in SCHEDULE 1 hereto with respect to QTS Australia, National Signal and QTS Europe and with respect to all other matters contained herein and therein, is true and complete in all respects and fully and completely amends and supplements all of the schedules provided by the Borrower pursuant to the Loan Agreement as necessary to make the information contained in such schedules accurate and complete as of the date hereof.

4.       CONDITIONS OF EFFECTIVENESS.

         The effectiveness of this Fourth Amendment is subject to the conditions precedent that the Agent shall have received all of the following, in form and substance satisfactory to the

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Agent and its counsel, at the expense of the Borrower, and, as appropriate, dated as of the date hereof and in such number of signed counterparts as the Agent may request:

         (a)      FOURTH AMENDMENT.  This Fourth Amendment;

         (b) RESOLUTIONS/INCUMBENCY. A certificate from the Secretary or Assistant Secretary of each Borrower certifying (i) the name(s) of the officer or officers of the Borrower authorized to sign this Fourth Amendment and the other documents provided for in this Fourth Amendment, together with a sample of the true signature of each such officer (the Agent may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), (ii) true and correct copies of any resolutions of the Board of Directors of each Borrower authorizing or ratifying the execution, delivery and performance of this Fourth Amendment, the Loan Agreement as amended hereby, the Amended and Restated Revolving Credit Notes and other documents provided for in this Fourth Amendment, (iii) for each of the certificates of each Borrower other than QTS Australia, National Signal and QTS Europe, there has been no change in the Certificate of Incorporation or Bylaws for such Borrower since June 22, 2000 and such Certificate of Incorporation and Bylaws are in full force and effect as of the date hereof and no steps have been taken by the directors or stockholders of such Borrower to effect or authorize any amendment or modification thereto;
                  and (iv) (A) for the certificate of QTS Australia, true and correct copies of (1) the Certificate of Registration for QTS Australia and all amendments thereto, as certified by the Australian Securities and Investment Commission, and (2) the Constitution of QTS Australia and (B) for the certificates of National Signal and QTS Europe, true and correct copies of
                  (1) the Certificate of Incorporation of such corporation and all amendments thereto, as certified by the secretary of state of its jurisdiction of incorporation and (2) the Bylaws of such corporation.

         (c) NO DEFAULT - REPRESENTATIONS ACCURATE. A certificate of each Borrower, dated the date hereof, that (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties contained in the Loan Agreement as further amended hereby and as amended and supplemented by the information set forth in SCHEDULE 1 attached hereto, are true and complete as of the date hereof;

         (d) AMENDED AND RESTATED REVOLVING CREDIT NOTES. An original Amended and Restated Revolving Credit Note dated as of the date hereof in the form of EXHIBIT B attached hereto in favor of each Lender and executed by each Borrower as replacements for the Amended and Restated Revolving Credit Notes executed and delivered on May 17, 2000 pursuant to SECTION 2.1(b) of the Loan Agreement;

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         (e)      GOOD STANDING CERTIFICATE.  A Good Standing Certificate for
                  QTS Australia from the Australian Securities and Investments Commission and good standing certificates for each of QTS Europe and National Signal from the secretary of state of its jurisdiction of incorporation;

         (f) LEGAL OPINION. The opinion of Joan R. Riley, General Counsel of Borrower, addressed to the Lenders and the Agent in the form of EXHIBIT D attached hereto and made a part hereof;

         (g) ACCOUNTANT'S LETTER. A letter to PricewaterhouseCoopers, LLP, the independent accountants for Borrower, in form and substance satisfactory to Agent, executed by the Borrower; and

         (h)      MISCELLANEOUS.  Such other documents as the Agent may request.

5.       MISCELLANEOUS.

         5.1 COUNTERPARTS. This Fourth Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         5.2 EXHIBITS AND SCHEDULES. All exhibits and schedules attached hereto are made a part hereof and incorporated herein as though fully set forth herein.

         5.3 SUCCESSORS AND ASSIGNS. This Fourth Amendment and the Loan Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns.

         5.4 CAPTIONS. Captions in this Fourth Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         5.5 FEES. The Borrower agrees to pay or reimburse the Agent for all reasonable costs and expenses of preparing and seeking advice in regard to this Fourth Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Agent, whether in or out of court, in original or appellate proceedings or in bankruptcy).

         5.6 CONSTRUCTION. THIS FOURTH AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. AGENT, EACH LENDER AND BORROWER AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF COOK,

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STATE OF ILLINOIS. BORROWER AGREES NOTHING HEREIN SHALL PRECLUDE AGENT, ANY
LENDER OR BORROWER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

         5.7 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS FOURTH AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER AGREEMENTS.

         5.8 AMENDMENT TO LOAN AGREEMENT. This Fourth Amendment shall be deemed to be an amendment to the Loan Agreement. All references to the Loan Agreement in any other document or instrument shall be deemed to refer to the Loan Agreement as amended hereby. As hereby amended, the Loan Agreement is hereby ratified and confirmed in each and every respect.

                     [signature page to follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                         THE NORTHERN TRUST COMPANY,
                                         as Agent and as Lender

                                         By:   /s/ Daniel A. Toll
                                            --------------------------------
                                         Name: Daniel A. Toll
                                         Title: Vice President


                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         as Lender

                                         By:   /s/ Stephanie Patterson
                                            --------------------------------
                                         Name: Stephanie Patterson
                                         Title: Assistant Vice President


                                         AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO, as Lender

                                         By:   /s/ Stacey J. Huels
                                            --------------------------------
                                         Name: Stacey J. Huels
                                         Title: First Vice President

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QUIXOTE CORPORATION                      ENERGY ABSORPTION SYSTEMS, INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


HIGHWAY INFORMATION SYSTEMS, INC.        NU-METRICS, INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


E-TECH TESTING SERVICES, INC.            SPIN-CAST PLASTICS, INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


ENERGY ABSORPTION SYSTEMS                SAFE-HIT CORPORATION
(EUROPE), INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


QUIXOTE TRANSPORTATION SAFETY, INC.      QUIXOTE TRANSPORTATION SAFETY (ASIA
                                         PACIFIC) PTY LIMITED

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name:  Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s):  Vice President and Treasurer


TRANSAFE CORPORATION                     QUIXOTE TRANSPORTATION SAFETY (EUROPE),
                                         INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


NATIONAL SIGNAL, INC.

By:  /s/ Daniel P. Gorey
   -----------------------------
Name: Daniel P. Gorey
Title(s): Vice President and Treasurer